TREND AGGREGATION AGGRESSIVE GROWTH ETF

(the “Fund”)

Ticker Symbol: TAAG

(A series of the Collaborative Investment Series Trust)

The information supplements certain information contained in the Fund’s currently effective Prospectus and Statement of Additional Information, dated February 27, 2020, as previously supplemented.

Effective December 23, 2020, the Fund’s name is changed to Trend Aggregation Growth ETF. All references to the Fund are hereby revised to reflect the Fund’s new name.

* * * * *

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated February 27, 2020, as previously supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at 866-904-0406.

Please retain this Supplement for future reference.